UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2018

Item 1. Reports to Stockholders.

Annual Report 7/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Senior Floating Rate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Leveraged Loan Index
1-Year	3.96%	0.32%	4.79%
5-Year	3.87	3.13	4.30
10-Year	5.25	4.87	5.58

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 3.96% during the one-year reporting period, underperforming the J.P. Morgan Leveraged Loan Index (the “Index”), which returned 4.79%.

MARKET HIGHLIGHTS

Riskier investments, such as stocks, continued to gain value over the second half of 2017 in an environment of positive global economic growth, rising corporate earnings, and expectations that more business-friendly regulatory, tax, and fiscal policies from the U.S. government would continue to support stock prices. At the same time, interest rates in most major markets climbed gradually as some major central banks shifted to less accommodative monetary policies when labor markets strengthened and inflationary pressures intensified. In the United States, the Federal Reserve raised interest rates three times over this reporting period and began to unwind its balance sheet.

Heightened volatility returned to the financial markets over the first seven months of 2018. Although several broad measures of global and U.S. stock market performance set new record highs in January 2018, financial markets soon encountered renewed concerns stemming from inflationary pressures in the United States and growing concerns over a potential global trade war.

For the one-year period ended July 31, 2018, the J.P. Morgan Leveraged Loan Index

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER SENIOR FLOATING RATE FUND

returned 4.79% and continued to demonstrate less sensitivity to the increased volatility across equity and the broader fixed-income markets. In comparison, high yield, as represented by the J.P. Morgan Domestic High Yield Index, returned 1.18% as the high yield sector has experienced pressure due to swings in equities, fixed income and oil markets. For a period that has been characterized by rising Treasury rates and volatility, loans have performed well.

FUND REVIEW

The primary detractor from relative performance this period was security selection in the Retail sector, where a children’s apparel company filed for Chapter 11 bankruptcy in early 2018. It has since emerged from bankruptcy with a significantly de-leveraged balance sheet. We believe the potential recovery value is greater than its current market valuation and continue to maintain a position. Other detractors included security selection within the Healthcare and Consumer Products sectors.

During the reporting period, the Fund experienced its strongest outperformance versus the Index in the Financial sector, where security selection benefited. A strong driver of performance in the Financial sector was a registered investment advisory firm that has continued to see strong demand for its loans. Other top contributors included security selection in the Metals and Mining and Telecommunications sectors.

STRATEGY & OUTLOOK

At the end of the reporting period, relative to the Index, the Fund had modest overweights in the Broadcasting, Metals and Mining, and Telecommunications sectors and modest underweights in the Technology, Healthcare, and Industrials sectors. The overall credit quality of the portfolio has improved during the reporting period. In the current market environment, the team has found that on a relative value basis, loans issued by companies with less leverage on their balance sheets tend to offer better risk-adjusted return characteristics than those with more debt.

At period end, the overall credit quality of the loan market is also solid with defaults of approximately 2.5%. While select sectors, such as Healthcare and Retail, are experiencing challenges specific to their industries, we believe credit fundamentals can continue to remain healthy for the remainder of 2018.

Joseph Welsh, CFA Portfolio Manager	David Lukkes, CFA Portfolio Manager

4      OPPENHEIMER SENIOR FLOATING RATE FUND

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES

Media	17.1%
Internet Software & Services	9.9
Commercial Services & Supplies	8.9
Health Care Equipment & Supplies	8.2
Hotels, Restaurants & Leisure	6.7
Diversified Telecommunication Services	5.5
Energy Equipment & Services	4.2
Commercial Banks	4.2
Beverages	3.3
Industrial Conglomerates	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2018, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	5.4%
BBB	1.6
BB	36.4
B	44.8
CCC	1.8
CC	0.0
Unrated	10.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2018, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

For more current Fund holdings, please visit oppenheimerfunds.com.

5      OPPENHEIMER SENIOR FLOATING RATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year
Class A (OOSAX)	9/8/99	3.96%	3.87%	5.25%
Class C (OOSCX)	9/8/99	3.18	3.10	4.62
Class I (OOSIX)	10/26/12	4.31	4.18	4.56	*
Class R (OOSNX)	10/26/12	3.82	3.61	3.96	*
Class Y (OOSYX)	11/28/05	4.21	4.12	5.52

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/18
	Inception Date	1-Year	5-Year	10-Year
Class A (OOSAX)	9/8/99	0.32%	3.13%	4.87%
Class C (OOSCX)	9/8/99	2.18	3.10	4.62
Class I (OOSIX)	10/26/12	4.31	4.18	4.56	*
Class R (OOSNX)	10/26/12	3.82	3.61	3.96	*
Class Y (OOSYX)	11/28/05	4.21	4.12	5.52

*Shows performance since inception

STANDARDIZED YIELDS
For the 30 Days Ended 7/31/18
Class A	4.43%
Class C	3.84
Class I	4.95
Class R	4.34
Class Y	4.84

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 7/31/18
Class A	4.42%
Class C	3.83
Class I	4.94
Class R	4.33
Class Y	4.83

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I, R and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

6      OPPENHEIMER SENIOR FLOATING RATE FUND

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the J.P. Morgan Leveraged Loan Index, which tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on July 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER SENIOR FLOATING RATE FUND

Actual	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During 6 Months Ended July 31, 2018

Class A	$1,000.00	$1,015.00	$5.51

Class C	1,000.00	1,011.20	9.27

Class I	1,000.00	1,016.80	3.71

Class R	1,000.00	1,013.70	6.76

Class Y	1,000.00	1,016.20	4.26

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.34	5.52

Class C	1,000.00	1,015.62	9.29

Class I	1,000.00	1,021.12	3.72

Class R	1,000.00	1,018.10	6.78

Class Y	1,000.00	1,020.58	4.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2018 are as follows:

Class	Expense Ratios

Class A	1.10%

Class C	1.85

Class I	0.74

Class R	1.35

Class Y	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS July 31, 2018

	Principal Amount	Value

Corporate Loans—94.6%

Consumer Discretionary—30.3%

Auto Components—0.1%

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.875%,[LIBOR12+275], 3/7/24[1]	$18,472,391	$18,553,206

Automobiles—0.5%

Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5.82%-5.83%,[LIBOR12+375], 4/15/21[1]	80,753,122	81,068,463

Distributors—2.5%

Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.73%,[LIBOR12+275], 8/25/21[1]	29,815,712	29,741,173
Tranche B6, 5.319%,[LIBOR4+300], 6/22/23[1]	19,480,546	19,389,182

Alphabet Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.577%,[LIBOR4+350], 9/26/24[1]	46,746,925	43,971,326

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.625%,[LIBOR12+450], 8/21/22[1]	23,670,412	21,732,397

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.97%-7.077%,[LIBOR12+500], 9/25/24[1]	59,362,734	59,919,260

Belk, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.088%,[LIBOR4+475], 12/12/22[1]	13,585,000	10,761,290

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.594%,[LIBOR12+250], 8/18/23[1]	10,565,676	10,543,224

JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.569%,[LIBOR4+425], 6/23/23[1]	14,151,599	13,712,333

Jo-Ann Stores LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.509%,[LIBOR4+500], 10/20/23[1]	5,420,949	5,441,305

Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.572%-4.594%,[LIBOR12+250], 1/30/23[1]	21,102,497	21,119,063

Party City Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.83%,[LIBOR4+275], 8/19/22[1]	18,801,530	18,834,244

Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.609%,[LIBOR4+300], 1/26/23[1]	43,747,719	31,580,384

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.10%,[LIBOR12+300], 3/11/22[1]	86,157,892	71,815,188

SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.594%,[LIBOR12+350], 6/8/24[1]	27,348,464	27,454,440

		386,014,809

Diversified Consumer Services—0.7%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.577%,[LIBOR4+450], 5/8/20[1]	52,889,607	50,311,238

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.337%,[LIBOR4+500], 4/1/21[1]	50,785,640	50,531,712

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.087%,[LIBOR4+875], 4/1/22[1]	7,155,000	6,854,490

		107,697,440

10      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure—6.7%

24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.572%,[LIBOR12+350], 5/30/25[1]	$28,750,000	$28,881,819

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.45%,[LIBOR52+250], 9/15/23[1]	24,548,556	24,719,537

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.844%,[LIBOR4+275], 12/23/24[1]	222,322,800	223,486,660

CDS US Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.09%,[LIBOR4+375], 7/8/22[1]	14,972,191	14,874,872

CEOC LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.077%,[LIBOR12+200], 10/7/24[1]	39,342,820	39,342,820

Churchill Downs, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.10%,[LIBOR12+200], 12/27/24[1]	13,397,675	13,428,356

CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.327%,[LIBOR12+225], 4/18/24[1]	53,861,324	53,999,478

Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.577%,[LIBOR12+250], 2/1/24[1]	68,618,490	68,318,284

Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.375%,[LIBOR4+225], 4/17/24[1]	37,354,455	37,424,495

Everi Payments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.077%,[LIBOR12+300], 5/9/24[1]	42,798,348	43,005,706

Fitness & Sports Clubs LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.291%-5.753%,[LIBOR4+325], 4/18/25[1]	8,493,977	8,562,990

Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.077%,[LIBOR12+200], 11/30/23[1]	10,490,250	10,504,307

Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.473%,[LIBOR4+300], 12/1/23[1]	11,570,000	11,627,850

GVC Holdings plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.48%,[LIBOR4+275], 3/29/24[1]	27,900,075	27,991,587

Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.577%,[LIBOR12+250], 1/19/24[1]	4,288,538	4,312,682

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.827%-4.921%,[LIBOR6+275], 8/14/24[1]	77,685,200	77,830,860

Stars Group Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.831%,[LIBOR4+350], 7/10/25[1]	113,195,000	114,368,266

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.60%,[LIBOR12+250], 6/8/23[1]	62,277,719	62,519,980

Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.594%,[LIBOR12+350], 11/15/20[1]	35,776,155	35,641,994

VICI Properties 1 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.081%,[LIBOR12+350], 12/20/24[1]	3,725,111	3,734,125

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.85%-7.09%,[LIBOR12+475], 11/29/24[1]	105,222,926	106,686,577

11      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Wyndham Hotels & Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.842%,[LIBOR4+200], 5/30/25[1]	$13,580,000	$13,628,820

		1,024,892,065

Household Durables—2.4%

ABG Intermediate Holdings 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.577%,[LIBOR4+350], 9/27/24[1]	20,596,608	20,657,780

American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.594%,[LIBOR12+450], 4/6/24[1]	22,060,000	22,197,875

Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.347%,[LIBOR4+225], 4/7/25[1]	51,535,000	50,391,696

Hanesbrands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.092%,[LIBOR12+175], 12/16/24[1]	4,503,684	4,523,410

HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.577%,[LIBOR12+550], 2/15/23[1]	27,994,063	28,176,024

International Textile Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.092%,[LIBOR4+500], 5/1/24[1]	18,412,000	18,561,690

Lifetime Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 5.577%,[LIBOR12+350], 2/28/25[1]	4,340,922	4,346,348
Tranche B, 5.577%,[LIBOR12+350], 3/13/25[1]	3,634,091	3,638,634

Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.482%-5.594%,[LIBOR12+350], 9/7/23[1]	69,821,200	51,651,978

Rodan & Fields LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.072%,[LIBOR12+400], 6/6/25[1]	38,130,000	38,451,817

Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.587%-5.592%,[LIBOR4+350], 11/8/23[1]	119,288,931	100,370,899

SIWF Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.322%,[LIBOR12+425], 6/15/25[1]	22,640,000	22,767,350

Varsity Brands Holdings Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.815%,[LIBOR12+350], 12/16/24[1]	4,503,684	4,510,507

		370,246,008

Media—17.1%

Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.327%,[LIBOR4+325], 9/26/21[1]	35,816,254	28,065,437

Advantage Sales & Marketing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.327%,[LIBOR4+325], 7/23/21[1]	13,940,535	13,217,439

Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.822%,[LIBOR4+275], 7/15/25[1]	39,238,263	38,257,306
Tranche B, 4.822%,[LIBOR4+275], 1/31/26[1]	1,970,075	1,919,592
Tranche B13, 6.083%,[LIBOR4+400], 1/31/26[1]	43,960,000	43,077,283

Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.327%,[LIBOR12+225], 7/28/25[1]	41,228,696	41,112,843

Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.344%,[LIBOR12+325], 10/3/23[1]	17,251,842	17,303,598

CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.831%,[LIBOR4+275], 11/18/24[1]	37,481,290	37,116,035

12      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Media (Continued)

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.594%,[LIBOR12+350], 4/9/21[1]	$77,608,408	$49,502,911

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 9.052%,[LIBOR4+675], 1/30/19[1,2]	395,239,541	308,452,843

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 9.802%,[LIBOR4+750], 7/30/19[1,2]	49,202,030	38,268,109

Cogeco Communications USA II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.452%,[LIBOR12+237.5], 1/3/25[1]	24,865,000	24,890,860

CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.322%,[LIBOR12+225], 7/17/25[1]	53,269,893	53,065,336
Tranche B, 4.572%,[LIBOR4+250], 1/25/26[1]	6,783,000	6,787,239

Deluxe Entertainment Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.859%,[LIBOR4+550], 2/28/20[1]	42,610,816	41,581,126

Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.058%,[LIBOR4+575], 8/13/21[1]	12,746	12,831

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.572%,[LIBOR4+350], 10/18/19[1]	18,518,926	18,189,011

Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.34%,[LIBOR12+250], 2/7/24[1]	26,161,282	26,190,713

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 7.084%,[LIBOR4+475], 11/3/23[1]	43,141,917	41,588,808

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 5.827%,[LIBOR4+375], 11/27/23[1]	52,975,000	53,198,554
Tranche B4, 6.577%,[LIBOR4+450], 1/2/24[1]	8,985,000	9,445,526

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.83%,[LIBOR6+275], 12/18/20[1]	78,338,473	78,583,281

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.839%,[LIBOR4+350], 1/7/22[1]	62,270,000	61,102,437

Lions Gate Capital Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.314%,[LIBOR4+225], 3/24/25[1]	39,421,200	39,593,668

MacDonald Dettwiler & Associates Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.854%,[LIBOR4+250], 10/4/24[1]	47,261,183	47,283,160

MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.087%,[LIBOR4+575], 8/13/21[1]	54,229,915	54,589,188

Meredith Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.094%,[LIBOR6+300], 1/31/25[1]	26,254,200	26,370,900

Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.841%,[LIBOR4+250], 6/28/25[1]	25,780,000	25,836,458

Metro-Goldwyn-Mayer, Inc., Sr. Sec. Credit Facilities 2st Lien Term Loan, Tranche B, 6.841%,[LIBOR4+450], 6/28/26[1]	19,405,000	19,405,000

Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.592%,[LIBOR12+250], 1/17/24[1]	16,199,677	16,235,073

Monarchy Enterprises Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.602%,[LIBOR4+650], 10/13/22[1,3]	111,945,000	111,385,275

13      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Media (Continued)

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.552%,[LIBOR12+325], 7/21/22[1]	$52,756,414	$52,756,414

Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.592%,[LIBOR12+250], 1/17/24[1]	121,517,785	121,783,301

Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.077%,[LIBOR12+300], 2/1/24[1]	94,237,725	93,501,728

Red Ventures LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.077%, [LIBOR4+400], 11/8/24[1]	44,464,383	44,942,375

Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.58% ,[LIBOR12+250], 7/2/21[1]	20,621,836	20,677,721

Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.344%,[LIBOR12+325], 2/2/26[1]	31,495,000	31,548,227

SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.822%,[LIBOR4+275], 7/31/25[1]	15,425,643	14,758,484
Tranche B12, 5.072%,[LIBOR4+300], 1/31/26[1]	53,552,590	51,986,177

Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.913%,[LIBOR12+225], 12/12/24[1]	71,895,000	71,868,039
Tranche B2, 4.33%,[LIBOR12+225], 1/3/24[1]	69,841,154	69,906,804

SpeedCast International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.001%,[LIBOR4+250], 5/3/25[1]	23,510,000	23,627,550

Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.057%,[LIBOR4+275], 12/6/23[1]	25,289,875	24,236,046

Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.322%,[LIBOR12+225], 8/15/26[1]	49,435,000	49,211,801

Telesat LL, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.84%,[LIBOR4+250], 11/17/23[1]	21,143,249	21,213,656

Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.077%, [LIBOR12+300], 1/26/24[1]	54,600,025	54,645,616

Unitymedia Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.322%,[LIBOR4+225], 1/15/26[1]	15,220,000	15,194,583

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 4.827%,[LIBOR12+275], 3/15/24[1]	155,714,002	151,388,267

UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AR, 4.572%,[LIBOR4+250], 1/15/26[1]	64,256,000	64,055,200

Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 4.572%,[LIBOR12+250], 1/15/26[1]	76,510,000	76,508,087

WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.329%,[LIBOR12+325], 8/18/23[1]	77,357,669	74,360,060

William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.93%,[LIBOR6+275], 5/18/25[1]	17,859,126	17,818,229

WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.219%,[LIBOR12+212.5], 11/1/23[1]	28,042,000	27,970,212

Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.572%,[LIBOR12+250], 4/15/25[1]	85,455,000	85,033,280

		2,630,619,697

14      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Multiline Retail—0.3%

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.336%,[LIBOR12+325], 10/25/20[1]	$47,319,926	$41,917,410

Consumer Staples—3.3%

Beverages—3.3%

1011778 BC ULC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.327%-4.344%,[LIBOR12+225], 2/16/24[1]	94,679,097	94,738,271

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.383%-6.25%,[LIBOR4+275], 4/6/24[1]	46,833,380	46,820,735

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.828%-4.844%,[LIBOR12+275], 10/4/23[1]	101,939,842	102,371,557

Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.064%,[LIBOR12+300], 5/17/25[1]	37,065,000	36,841,127

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.344%,[LIBOR12+225], 8/3/22[1]	27,496,611	27,538,268

IRB Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.255%-5.28%,[LIBOR12+325], 2/5/25[1]	17,910,113	18,044,438

JBS USA LUX SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.834%-4.835%,[LIBOR4+250], 10/30/22[1]	28,019,066	28,029,012

KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.829%,[LIBOR12+175], 4/3/25[1]	13,550,067	13,556,842

Mastronardi Produce Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.342%,[LIBOR12+325], 5/1/25[1]	7,235,000	7,280,219

Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.322%,[LIBOR12+225], 5/15/24[1]	29,908,890	29,803,013

Nomad Foods US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.322%,[LIBOR12+225], 5/15/24[1]	14,942,000	14,889,105

NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.577%,[LIBOR12+350], 4/19/24[1]	11,042,162	11,149,161

Sigma US Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.092%,[LIBOR4+325], 7/2/25[1]	45,200,000	45,139,432

Sunshine Investments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.593%,[LIBOR4+325], 3/28/25[1]	15,725,000	15,774,141

Tacala Investment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.342%,[LIBOR4+325], 1/31/25[1]	11,491,200	11,532,856

		503,508,177

Energy—4.7%

Energy Equipment & Services—4.2%

AL Midcoast Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.826%,[LIBOR4+550], 6/28/25[1]	26,395,000	26,691,944

Apergy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.625%,[LIBOR12+250], 5/9/25[1]	9,040,000	9,085,200

Ascent Resources - Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.60%,[LIBOR12+650], 3/30/23[1]	8,041,514	8,073,680

BCP Renaissance Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.863%,[LIBOR4+350], 10/31/24[1]	42,580,000	42,804,822

Bison Midstream Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.086%,[LIBOR12+400], 5/21/25[1]	27,130,000	26,734,445

15      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 12.439%,[LIBOR12+1,037.5], 12/31/21[1]	$15,525,000	$17,164,828

California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.831%,[LIBOR12+475], 12/31/22[1]	22,800,000	23,236,962

Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.577%,[LIBOR4+750], 8/23/21[1]	27,487,272	28,803,225

Delek US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.577%,[LIBOR4+250], 3/31/25[1]	22,110,585	22,138,334

Drillship Kithira Owners, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 9/20/24	40,849,939	43,041,334

Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.844%,[LIBOR12+375], 10/2/23[1]	47,048,052	47,353,159

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.327%,[LIBOR12+525], 4/11/22[1]	62,917,646	63,122,128

Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.334%,[LIBOR4+500], 6/27/20[1]	9,939,196	8,746,492

GIP III Stetson I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.598%,[LIBOR4+425], 7/18/25[1]	22,690,000	22,824,779

Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.59%,[LIBOR4+525], 8/25/23[1]	15,417,981	13,394,371

HFOTCO LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.09%,[LIBOR4+275], 6/26/25[1]	14,550,000	14,561,349

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.00%,[PRIME4+500], 7/3/23[1]	9,039,390	9,110,982

Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 11.33%,[LIBOR4+900], 8/7/20[1,3,5]	7,049,908	6,979,409

Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.067%,[LIBOR12+400], 2/15/24[1]	37,127,115	36,932,198

Lucid Energy Group II Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.079%,[LIBOR12+300], 2/17/25[1]	15,266,738	14,827,819

McDermott Technology Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.094%,[LIBOR12+500], 5/12/25[1]	34,476,350	34,741,473

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.81%,[LIBOR4+350], 12/31/23[1]	4,207,043	4,225,449

Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.875%,[LIBOR4+450], 6/3/19[1,2]	7,090,658	2,689,132

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.334%,[LIBOR4+600], 2/21/21[1]	55,075,909	51,633,664

Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%,[LIBOR4+350], 12/16/20[1]	4,937,026	4,468,008

Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.81%,[LIBOR4+350], 12/16/20[1]	1,829,268	1,655,488

Traverse Midstream Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.34%,[LIBOR4+400], 9/27/24[1]	25,813,798	25,948,158

16      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Energy Equipment & Services (Continued)

Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.079%,[LIBOR4+300], 4/12/24[1]	$36,825,000	$33,763,922

		644,752,754

Oil, Gas & Consumable Fuels—0.5%

Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.49%,[LIBOR4+350], 12/16/20[1]	35,603,635	32,221,290

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.584%,[LIBOR4+425], 8/4/21[1]	44,628,148	38,435,992

		70,657,282

Financials—5.9%

Capital Markets—0.8%

Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.344%,[LIBOR12+425], 11/23/20[1,5]	29,593,784	29,797,242

Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.594%,[LIBOR12+450], 5/23/21[1,5,6]	88,086,079	88,526,509

		118,323,751

Commercial Banks—4.2%

Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.086%-6.592%,[LIBOR4+375], 11/22/23[1]	58,368,153	58,496,434

Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.078%,[LIBOR12+300], 5/9/25[1]	45,861,163	45,915,967

AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.827%,[LIBOR12+275], 1/25/24[1]	31,191,677	31,233,942

Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.334%,[LIBOR4+300], 5/22/24[1]	13,538,471	13,606,164

Brookfield Retail Holdings VII Sub 3 LLC, Sr. Sec.
Credit Facilities 1st Lien Term Loan, Tranche B, 4.795%,[LIBOR4+250], 5/7/25[1]	56,490,000	56,107,563

Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.60%,[LIBOR12+250], 3/25/24[1]	13,051,402	13,073,850

DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.943%-5.609%,[LIBOR4+325], 11/4/21[1]	36,984,679	37,073,072

Focus Financial Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.827%,[LIBOR4+275], 7/3/24[1]	11,199,518	11,211,222

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.335%,[LIBOR4+300], 4/25/25[1]	67,721,667	67,760,607

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.625%,[LIBOR12+350], 12/20/24[1]	28,880,137	29,045,621

iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.832%-4.852%,[LIBOR4+300], 10/1/21[1]	23,334,017	23,377,768

Jane Street Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.844%,[LIBOR12+375], 8/25/22[1]	6,403,938	6,475,982

Mayfield Agency Borrower, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.594%,[LIBOR4+450], 2/28/25[1]	22,280,000	22,391,400

NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.094%,[LIBOR12+350], 1/8/24[1]	48,342,860	48,335,366

17      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Banks (Continued)

Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.094%,[LIBOR12+300], 10/24/22[1]	$107,419,988	$103,033,492

USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.334%,[LIBOR4+300], 5/16/24[1]	72,414,904	72,306,281

		639,444,731

Consumer Finance—0.2%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.33%,[LIBOR12+525], 9/29/20[1]	24,977,888	24,462,720

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.98%,[LIBOR12+900], 9/29/21[1,3]	10,846,618	10,304,287

		34,767,007

Insurance—0.7%

AssuredPartners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.327%,[LIBOR12+325], 10/22/24[1]	48,687,975	48,803,609

Sedgwick Claims Management Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.827%,[LIBOR4+275], 3/1/21[1]	58,333,265	58,333,265

		107,136,874

Health Care—8.2%

Health Care Equipment & Supplies—8.2%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 8.465%,[LIBOR4+612.5], 1/16/23[1]	10,203,296	9,824,907

Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.577%,[LIBOR12+250], 2/11/22[1]	2,839,601	2,855,929
Tranche B4, 4.594%,[LIBOR12+250], 2/16/23[1]	19,986,930	20,101,854

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.347%,[LIBOR12+325], 4/28/22[1]	34,518,396	33,562,927
Tranche B, 6.329%,[LIBOR12+325], 3/14/25[1]	14,248,400	14,079,200

Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.875%,[LIBOR12+425], 4/16/21[1]	11,281,001	11,107,048

Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.272%-6.48%,[LIBOR4+425], 10/24/23[1]	24,404,627	24,516,523

Amneal Pharmaceuticals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.625%,[LIBOR4+300], 5/4/25[1]	43,461,548	43,842,054

Ardent Health Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.602%,[LIBOR12+450], 6/30/25[1]	39,055,000	39,396,731

ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.834%,[LIBOR4+350], 4/22/24[1]	45,479,098	41,977,208

Bausch Health Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.092%,[LIBOR4+300], 6/2/25[1]	33,829,330	33,916,948

Carestream Dental Equipment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.584%,[LIBOR4+325], 9/1/24[1]	7,160,888	7,149,716

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.094%,[LIBOR4+400], 6/7/19[1]	9,425,004	9,433,392

Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.844%,[LIBOR12+275], 3/1/24[1]	107,938,688	107,901,449

18      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche H, 5.557%,[LIBOR4+300], 1/27/21[1]	$56,290,102	$55,395,089

Concentra, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.85%,[LIBOR4+275], 6/1/22[1]	11,220,000	11,250,406

CVS Holdings I LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.10%,[LIBOR4+300], 2/6/25[1]	31,361,400	31,165,391

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.151%-5.587%,[LIBOR12+325], 6/8/20[1]	54,652,573	54,652,573

Endo International plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%,[LIBOR12+425], 4/29/24[1]	46,756,687	46,878,488

Envision Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.08%,[LIBOR12+300], 12/1/23[1]	12,847,378	12,863,437

Equian Buyer Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.577%,[LIBOR12+325], 5/20/24[1]	2,104,986	2,110,249

Genoa a Qol Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.327%,[LIBOR12+325], 10/30/23[1]	17,319,481	17,416,903

Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.125%,[LIBOR4+375], 7/2/25[1]	75,128,679	75,833,011

Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.73%,[LIBOR12+375], 4/30/25[1]	14,976,744	14,890,178

Heartland Dental LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan Delayed Draw, 1.875%, 4/30/25[4]	2,252,227	2,239,209

Jaguar Holding Co. II, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.594%,[LIBOR4+250], 8/18/22[1]	34,662,385	34,720,965

Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.584%,[LIBOR4+325], 2/2/24[1]	15,924,150	15,992,146

LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 7.584%,[LIBOR4+525], 11/30/18[1]	37,769,005	25,494,079

LifeScan Global Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.312%,[LIBOR4+600], 6/8/24[1]	36,175,000	35,270,625

Mallinckrodt International Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.203%,[LIBOR4+275], 9/24/24[1]	11,657,537	11,495,439
Tranche B, 5.517%,[LIBOR4+300], 2/24/25[1]	40,648,125	40,394,277

MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.084%,[LIBOR4+300], 6/7/23[1]	63,265,880	63,341,167

National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.334%,[LIBOR4+300], 1/31/21[1]	34,704,665	34,856,498

New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.094%,[LIBOR4+575], 7/31/19[1,6]	13,319,482	9,590,027

One Call Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.322%,[LIBOR12+525], 11/27/22[1]	23,870,753	23,005,438

Ortho-Clinical Diagnostics SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.336%,[LIBOR12+325], 6/30/25[1]	54,613,482	54,637,785

PAREXEL International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.827%,[LIBOR4+300], 9/27/24[1]	11,673,321	11,651,434

Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.83%-6.50%,[PRIME4+175], 3/1/21[1]	21,524,208	21,631,937

Sotera Health Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.334%,[LIBOR12+300], 5/15/22[1]	2,252,889	2,256,764

19      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.35%,[LIBOR4+325], 9/2/24[1]	$35,465,363	$35,528,136

Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.827%,[LIBOR12+275], 2/6/24[1]	53,297,856	51,898,787

US Anesthesia Partners, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.077%,[LIBOR12+300], 6/23/24[1]	1,785,980	1,789,141

Vizient, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.827%,[LIBOR12+275], 2/13/23[1]	2,489,420	2,498,755

VVC Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.086%,[LIBOR12+425], 6/28/25[1]	36,220,000	35,586,150

Wink Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.077%,[LIBOR4+300], 12/2/24[1]	21,193,500	21,153,762

		1,257,154,132

Industrials—16.0%

Aerospace & Defense—0.3%

Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.834%,[LIBOR4+350], 4/9/20[1]	19,023,412	17,786,890

Genuine Financial Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.817%,[LIBOR4+375], 6/27/25[1]	36,220,000	36,220,000

		54,006,890

Commercial Services & Supplies—8.9%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.844%,[LIBOR12+375], 2/27/25[1]	13,547,809	13,605,387

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.75%, 2/27/25[4]	1,692,237	1,699,429

AI Aqua Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.327%,[LIBOR12+325], 12/13/23[1]	30,277,702	30,230,469

AI Aqua ZIP Bidco Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.344%,[LIBOR12+325], 12/13/23[1]	11,823,063	11,804,619

Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.827%,[LIBOR4+375], 7/28/22[1]	79,204,291	78,214,237

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 5.077%,[LIBOR12+275], 8/4/22[1]	64,690,351	64,753,748
Tranche B6, 5.077%,[LIBOR12+275], 11/3/23[1]	71,269,386	71,274,019
Tranche B7, 5.325%,[LIBOR12+300], 11/29/24[1]	10,865,000	10,865,000

Asurion LLC, Sr. Sec. Credit Facilities 2st Lien Term Loan, 8.825%,[LIBOR12+650], 8/4/25[1]	27,940,000	28,394,025

ATS Consolidated, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.822%,[LIBOR12+375], 2/28/25[1]	39,517,088	39,702,423

Belron Finance US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.863%,[LIBOR4+250], 11/7/24[1]	26,034,175	26,148,075

Blackhawk Network Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.072%,[LIBOR4+300], 6/15/25[1]	40,690,000	40,825,701

Boing US Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.613%,[LIBOR4+325], 10/3/24[1]	42,720,915	42,961,220

Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.834%,[LIBOR4+450], 12/8/23[1]	18,715,000	17,919,612

20      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Ceridian HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.344%,[LIBOR12+325], 4/30/25[1]	$34,355,000	$34,440,887

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.577%-7.859%,[LIBOR4+550], 3/19/21[1]	3,626,161	3,625,182

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-7.859%,[LIBOR4+550], 3/19/21[1]	15,447,329	15,434,113

CEVA Logistics Finance BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.083%,[LIBOR4+375], 7/24/25[1]	26,620,000	26,653,275

Cotiviti Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.33%-4.59%,[LIBOR4+250], 9/28/23[1]	36,296,110	36,356,543

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.834%,[LIBOR4+350], 12/20/19[1]	50,274,086	32,929,527

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.834%,[LIBOR4+750], 12/21/20[1]	9,500,000	1,292,000

Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.844%,[LIBOR12+275], 8/14/23[1]	22,098,314	22,181,183

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.592%,[LIBOR4+525], 6/30/22[1]	15,555,577	15,555,577

First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.836%,[LIBOR12+475], 1/5/24[1]	14,437,500	14,590,898

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.80%,[LIBOR4+350], 5/24/24[1]	57,182,610	57,343,579

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.577%,[LIBOR4+350], 5/23/25[1]	60,761,701	61,040,293

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.577%,[LIBOR6+350], 5/1/24[1]	50,282,100	50,480,966

KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.052%,[LIBOR4+375], 8/12/22[1]	33,745,904	33,879,369

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.594%,[LIBOR12+350], 4/26/24[1]	35,120,183	35,246,967

Learning Care Group US No. 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.336%-5.344%,[LIBOR4+325], 3/13/25[1]	5,391,488	5,416,207

Legalzoom.com, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.581%,[LIBOR4+450], 11/21/24[1]	24,575,182	24,667,339

Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.084%,[LIBOR4+575], 3/20/20[1]	22,383,553	22,355,685

Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.584%,[LIBOR4+825], 4/17/20[1]	9,700,330	9,191,063

LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.834%,[LIBOR4+350], 5/21/22[1]	24,602,775	24,802,795

Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.834%,[LIBOR4+550], 9/30/22[1]	34,766,065	32,636,643

Sarbacane Bidco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.08%,[LIBOR4+300], 1/29/25[1]	5,376,525	5,364,186

Savage Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.58%,[LIBOR12+450], 6/26/25[1]	57,600,000	57,852,288

Securus Technologies Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.832%-6.577%,[LIBOR4+450], 11/1/24[1]	35,127,581	35,281,264

21      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)

SMG US Midco 2, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.344%,[LIBOR6+325], 1/23/25[1]	$4,478,775	$4,494,630

Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.358%,[LIBOR4+400], 9/12/24[1]	82,326,300	81,721,202

TKC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.85%,[LIBOR12+375], 2/1/23[1]	25,424,185	25,455,965

Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.83%,[LIBOR4+275], 3/17/25[1]	88,065,000	88,065,000

Trident LS Merger Sub Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.342%,[LIBOR4+325], 5/1/25[1]	18,080,000	18,177,903

USIC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.327%,[LIBOR12+325], 12/8/23[1]	7,216,283	7,225,304

XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.064%,[LIBOR4+200], 2/24/25[1]	9,707,000	9,737,334

		1,371,893,131

Industrial Conglomerates—3.1%

Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.827%,[LIBOR12+375], 2/1/22[1]	30,462,450	30,592,677

Energy Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.589%,[LIBOR4+425], 6/22/25[1]	21,615,000	21,669,038

Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.827%,[LIBOR12+275], 7/30/24[1]	16,387,363	16,445,128

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.084%,[LIBOR4+300], 4/1/24[1]	39,910,372	40,061,633

GrafTech Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.59%,[LIBOR12+350], 2/12/25[1]	26,545,000	26,586,543

Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.375%,[LIBOR12+300], 12/6/24[1]	14,082,552	14,173,526

MACOM Technology Solutions Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.344%,[LIBOR12+225], 5/17/24[1]	29,755,195	29,500,937

Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.483%,[LIBOR4+350], 5/1/25[1]	9,469,854	9,503,377

Robertshaw US Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.625%,[LIBOR12+350], 2/28/25[1]	15,351,525	15,313,146

Titan Acquisition Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.094%,[LIBOR12+300], 3/28/25[1]	36,084,563	35,540,768

TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche E, 4.594%,[LIBOR12+250], 5/30/25[1]	40,841,563	40,876,890

Tranche F, 4.594%,[LIBOR12+250], 6/9/23[1]	45,561,700	45,640,521

Tranche G, 4.594%,[LIBOR4+250], 8/22/24[1]	21,167,630	21,202,557

Vectra Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.344%,[LIBOR12+325], 3/8/25[1]	21,885,000	21,912,356

Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.039%-6.10%,[LIBOR12+400], 11/30/23[1]	61,296,918	61,002,999

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.834%,[LIBOR4+350], 6/19/21[1]	12,080,292	11,818,512

22      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Industrial Conglomerates (Continued)

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.28%,[LIBOR4+375], 4/30/25[1]	$20,825,000	$20,877,062

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.098%,[LIBOR4+375], 4/30/25[1]	5,155,000	5,167,888

Zodiac Pool Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.327%,[LIBOR4+225], 7/2/25[1]	4,500,000	4,509,360

		472,394,918

Professional Services—0.3%

AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.35%-5.423%,[LIBOR4+375], 3/3/25[1]	40,331,743	40,117,582

Road & Rail—1.8%

American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.827%,[LIBOR12+175], 6/27/25[1]	18,080,000	17,805,003

Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.577%,[LIBOR12+450], 5/18/23[1]	26,601,300	26,742,686

CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.98%,[LIBOR12+300], 2/1/24[1]	19,518,033	19,652,220

Daseke Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.077%,[LIBOR12+500], 2/27/24[1]	12,835,622	12,931,889

Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B1, 5.094%,[LIBOR12+300], 7/29/22[1]	15,482,981	15,434,596

Tranche B2, 5.094%,[LIBOR12+300], 7/29/22[1]	1,705,767	1,700,437

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.557%,[LIBOR4+825], 2/23/22[1,3]	167,344,000	176,447,513

		270,714,344

Transportation Infrastructure—1.6%

American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.32%,[LIBOR12+225], 4/6/24[1]	34,451,900	34,430,368

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.557%,[LIBOR4+500], 5/19/23[1]	19,517,850	19,566,645

Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.336%,[LIBOR4+325], 3/20/25[1]	27,943,371	27,768,725

Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.336%,[LIBOR12+325], 3/20/25[1]	246,473	244,932

Mavis Tire Express Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.00%, 3/20/25[4]	4,235,193	4,208,723

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.60%,[LIBOR12+350], 11/6/24[1]	38,770,100	38,867,025

Octavius Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.827%,[LIBOR4+350], 11/8/23[1]	4,965,000	5,008,444

Superior Industries International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.094%,[LIBOR12+400], 5/22/24[1]	29,280,628	29,427,031

Tenneco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.589%,[LIBOR4+275], 6/14/25[1]	38,030,000	38,006,231

23      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Transportation Infrastructure (Continued)

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st

Lien Term Loan, Tranche B, 4.572%,[LIBOR12+275], 6/30/22[1]	$56,159,984	$56,300,384

		253,828,508

Information Technology—10.4%

Internet Software & Services—9.9%

Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.658%-5.807%,[LIBOR4+350], 6/13/24[1]	88,716,713	87,614,852

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.322%,[LIBOR12+425], 12/15/24[1]	166,890,884	167,864,692

Banff Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.307%,[LIBOR4+425], 6/27/25[1]	71,700,000	71,770,266

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.333%,[LIBOR4+500], 6/30/21[1]	38,981,818	37,024,541

BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.327%,[LIBOR12+325], 9/10/22[1]	47,871,156	47,964,266

Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.36%,[LIBOR4+300], 5/1/24[1]	40,458,031	40,563,424

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.59%,[LIBOR12+425], 12/15/21[1]	21,389,658	21,472,329

EagleView Technology Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.092%,[LIBOR12+350], 7/30/25[1]	8,900,000	8,966,750

Ensono LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.327%,[LIBOR4+525], 6/27/25[1]	22,610,000	22,690,039

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%,[LIBOR12+325], 6/1/22[1]	21,710,686	21,699,071

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.069%,[LIBOR12+225], 4/26/24[1]	17,037,120	17,051,772

Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.327%,[LIBOR12+225], 2/15/24[1]	3,936,360	3,949,645

Greeneden US Holdings II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.577%,[LIBOR4+350], 12/1/23[1]	25,670,771	25,835,706

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,

Tranche B, 4.827%,[LIBOR4+275], 2/1/22[1]	70,444,945	70,627,398

Informatica LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.327%,[LIBOR4+325], 8/5/22[1]	32,827,944	33,021,465

Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.83%,[LIBOR12+575], 4/6/22[1]	22,297,487	22,506,526

Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.33%,[LIBOR12+425], 1/20/24[1]	17,081,572	17,076,276

Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.88%,[LIBOR12+300], 11/1/23[1]	2,254,350	2,263,830

Lighthouse Network LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.594%,[LIBOR12+450], 11/29/24[1]	15,188,675	15,283,604

MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 4.844%,[LIBOR12+275], 6/21/24[1]	10,791,860	10,766,553

Tranche B2, 4.594%,[LIBOR4+250], 11/19/21[1]	8,994,800	8,973,437

MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.572%,[LIBOR12+250], 5/13/24[1]	11,323,765	11,387,461

24      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Internet Software & Services (Continued)

McAfee LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.468%,[LIBOR12+450], 9/30/24[1]	$58,385,156	$58,849,026

Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.344%,[LIBOR12+325], 11/29/24[1]	14,782,950	14,772,380

Plantronics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.592%,[LIBOR12+250], 7/2/25[1]	57,810,000	57,833,991

Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.585%,[LIBOR6+650], 12/8/21[1]	10,652,935	10,346,716

Project Deep Blue Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.322%,[LIBOR4+325], 2/12/25[1]	8,975,000	8,991,828

Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.576%,[LIBOR4+425], 5/16/25[1]	36,215,000	36,113,236

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%,[LIBOR12+325], 4/24/22[1]	67,391,527	67,132,743

Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.577%,[LIBOR12+275], 6/21/24[1]	72,884,224	72,713,311

Shutterfly, Inc.,Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.83%,[LIBOR12+275], 8/17/24[1]	22,505,000	22,631,591

SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.077%,[LIBOR12+300], 2/5/24[1]	20,621,375	20,718,708

Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.827%,[LIBOR12+275], 3/3/23[1]	26,267,590	26,327,086

Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.584%,[LIBOR4+325], 9/30/22[1]	10,392,989	10,422,661

SS&C Technologies Holdings Europe Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.577%,[LIBOR4+250], 4/16/25[1]	32,521,698	32,654,874

SS&C Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.577%,[LIBOR4+250], 4/16/25[1]	84,785,276	85,132,472

Sungard Availability Services Capital, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.092%,[LIBOR12+700], 9/30/21[1]	9,055,359	8,393,141

Sybil Software LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.834%,[LIBOR4+250], 9/29/23[1]	3,816,211	3,828,938

Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.901%-5.077%,[LIBOR12+300], 5/1/24[1]	75,843,069	76,005,753

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.592%,[LIBOR4+250], 9/28/24[1]	32,539,913	32,631,513

Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.834%,[LIBOR4+450], 1/27/23[1]	69,585,194	64,815,825

Xperi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.594%,[LIBOR12+250], 12/1/23[1]	37,721,967	37,533,357

		1,514,223,053

IT Services—0.5%

Pi US Mergerco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.577%-5.748%,[LIBOR12+350], 1/3/25[1]	79,594,575	79,197,000

		79,197,000

25      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Materials—7.8%

Chemicals—2.3%

A Schulman, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%,[LIBOR12+325], 6/1/22[1]	$2,532,083	$2,541,578

Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.302%-5.334%,[LIBOR4+300], 1/31/24[1]	37,411,891	37,487,837

Consolidated Energy Finance SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.597%,[LIBOR12+250], 5/7/25[1]	22,610,000	22,610,000

Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.594%,[LIBOR4+350], 3/17/25[1]	23,198,164	23,386,649

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.594%,[LIBOR12+350], 7/30/21[1]	28,905,104	29,121,893

Encapsys LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.327%,[LIBOR4+325], 11/7/24[1]	13,366,500	13,436,139

Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.584%,[LIBOR4+225], 2/14/24[1]	12,951,390	13,008,053

LUX HOLDCO III, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.077%,[LIBOR4+300], 3/28/25[1]	7,172,025	7,193,326

MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B6, 5.094%,[LIBOR12+300], 6/7/23[1]	13,444,031	13,496,799

Tranche B7, 4.594%,[LIBOR4+275], 6/7/20[1]	13,504,771	13,548,054

New Arclin US Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.834%,[LIBOR4+350], 2/14/24[1]	21,835,837	21,990,544

OCI Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.334%,[LIBOR4+425], 3/13/25[1]	22,595,075	22,821,026

PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.577%,[LIBOR4+250], 2/8/25[1]	8,930,125	8,935,706

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-5.577%,[LIBOR12+350], 6/13/23[1]	19,362,992	19,411,400

Tronox Blocked Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.094%,[LIBOR4+300], 9/23/24[1]	24,067,252	24,226,216

Tronox Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.077%,[LIBOR4+300], 9/23/24[1]	55,536,906	55,903,727

Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.594%,[LIBOR12+250], 7/1/24[1]	30,248,614	30,364,315

		359,483,262

Construction Materials—1.3%

Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.23%,[LIBOR12+225], 8/18/23[1]	17,359,445	17,400,154

Pisces Midco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.087%,[LIBOR4+300], 4/12/25[1]	48,700,000	48,860,223

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.827%,[LIBOR12+275], 11/15/23[1]	92,989,501	93,037,855

Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.317%,[LIBOR12+225], 2/8/25[1]	14,035,591	14,077,276

26      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Construction Materials (Continued)

VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.077%,[LIBOR12+325], 2/28/24[1]	$20,661,820	$20,674,734

		194,050,242

Containers & Packaging—1.7%

Ball Metalpack Finco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.833%,[LIBOR12+450], 7/26/25[1]	10,165,000	10,241,288

BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.581%,[LIBOR12+325], 4/3/24[1]	64,433,600	64,358,213

Flex Acquisition Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.751%,[LIBOR4+325], 6/29/25[1]	45,270,000	45,305,311

Plastipak Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.60%,[LIBOR12+250], 10/14/24[1]	31,056,871	31,034,821

Pro Mach Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.097%,[LIBOR4+300], 3/7/25[1]	32,752,913	32,578,995

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.827%,[LIBOR12+300], 2/5/23[1]	39,533,930	39,708,867

SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.844%,[LIBOR12+275], 3/11/22[1]	32,816,398	32,965,056

		256,192,551

Metals & Mining—2.5%

Covia Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.05%,[LIBOR4+375], 6/1/25[1]	40,750,000	40,830,685

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B2, 9.344%,[LIBOR12+725], 10/17/22[1]	255,637,617	240,116,579

Tranche B3, 9.844%,[LIBOR12+775], 10/17/22[1]	75,853,711	71,131,818

Oxbow Carbon LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.827%,[LIBOR12+375], 1/4/23[1]	3,807,375	3,847,847

Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.827%,[LIBOR12+275], 3/31/25[1]	16,814,535	16,851,359

TMS International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.847%,[LIBOR4+275], 8/14/24[1]	14,928,418	14,956,409

		387,734,697

Telecommunication Services—5.5%

Diversified Telecommunication Services—5.5%

CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.844%,[LIBOR4+275], 1/31/25[1]	195,049,551	192,294,476

Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.344%,[LIBOR4+375], 10/2/24[1]	37,120,000	37,337,523

Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.99%,[LIBOR12+300], 10/5/23[1]	53,208,371	52,692,782

Digicel International Finance Ltd, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.33%,[LIBOR4+325], 5/27/24[1]	50,745,821	48,868,225

Frontier Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.83%,[LIBOR12+375], 6/15/24[1]	67,404,332	66,573,573

Fusion Connect, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.863%,[LIBOR4+750], 5/4/23[1]	62,967,938	60,685,350

27      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.302%,[LIBOR4+400], 5/23/20[1]	$40,132,962	$40,440,180

Global Tel*Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.552%,[LIBOR4+775], 11/23/20[1]	18,000,000	18,090,000

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.86%,[LIBOR4+450], 8/6/21[1]	29,937,875	29,357,828

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.86%,[LIBOR4+950], 2/4/22[1]	26,090,000	23,807,125

NeuStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 5.572%,[LIBOR12+350], 8/8/24[1]	13,584,974	13,663,563

Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.625%,[LIBOR12+250], 2/2/24[1]	144,608,830	144,825,744

TDC AS, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.839%,[LIBOR12+350], 6/4/25[1]	52,230,000	52,600,050

Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.08%,[LIBOR12+400], 3/29/21[1]	66,468,344	62,779,351

		844,015,770

Utilities—2.5%

Electric Utilities—2.5%

APLP Holdings LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.077%,[LIBOR12+300], 4/13/23[1]	4,342,745	4,362,287

Brookfield WEC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.083%,[LIBOR4+375], 7/26/25[1]	34,640,000	34,907,940

Calpine Construction Finance Co.LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.594%,[LIBOR12+250], 1/15/25[1]	13,526,015	13,550,159

Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 4.84%,[LIBOR4+250], 1/15/24[1]	31,410,693	31,477,127
Tranche B7, 4.84%,[LIBOR4+275], 5/31/23[1]	6,308,349	6,319,515

Compass Power Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.052%,[LIBOR4+375], 12/20/24[1]	18,672,853	18,814,860

EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.59%,[LIBOR4+325], 6/28/23[1]	35,135,521	35,238,995

Exgen Renewables IV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.31%,[LIBOR4+300], 11/28/24[1]	4,594,576	4,637,650

Frontera Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.233%-6.342%,[LIBOR4+425], 5/2/25[1]	36,220,000	36,389,872

Helix Gen Funding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.827%,[LIBOR4+375], 6/3/24[1]	28,926,527	29,189,614

Kestrel Acquisition LLC., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.35%,[LIBOR12+425], 6/2/25[1]	22,600,000	22,854,250

Lightstone Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B, 5.844%,[LIBOR12+375], 1/30/24[1]	25,578,636	25,715,610
Tranche C, 5.844%,[LIBOR12+375], 1/30/24[1]	1,631,215	1,639,950

MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.302%,[LIBOR4+700], 10/18/22[1]	9,225,675	8,833,584

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.334%,[LIBOR4+400], 11/9/20[1]	55,509,449	50,210,240

28      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Electric Utilities (Continued)

Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 6.077%,[LIBOR12+400], 7/15/23[1]	$52,577,482	$53,013,349
Tranche B2, 6.077%,[LIBOR12+400], 4/15/24[1]	12,836,342	12,942,755

		390,097,757

Total Corporate Loans (Cost $14,692,695,288)		14,524,703,511

Corporate Bonds and Notes—1.1%

Berry Global, Inc., 4.50% Sec. Nts., 2/15/26[7]	3,590,000	3,383,575

Erickson Air-Crane, Inc., 6.00% Sub. Nts., 11/2/20[2,3]	1,803,397	2

Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[7]	37,580,000	40,163,625

Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[7]	59,695,000	52,606,218

United States Steel Corp., 6.25% Sr. Unsec. Nts., 3/15/26	37,400,000	37,530,942

Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25	33,000,000	31,020,000

Total Corporate Bonds and Notes (Cost $168,555,389)		164,704,362

	Shares

Common Stocks—4.0%

Arch Coal, Inc., Cl. A5	2,961,034	250,473,866

Aretec Group, Inc.[5,8]	700,255	67,224,480

Ascent Resources - Marcellus LLC, Cl. A8	5,777,075	19,208,774

Avaya Holdings Corp.[5,8]	4,214,789	86,740,358

Everyware Global, Inc.[5,8]	1,397,654	12,928,300

Gymboree Corp. (The)[5,8]	635,688	8,105,022

Gymboree Holding Corp.[5,8]	1,798,615	22,932,341

Harvey Gulf International Marine LLC[8]	116,269	5,406,508

ION Media Networks, Inc.[3,8]	35,695	25,164,975

J.G. Wentworth Co., Cl. A5,8	2,944,486	25,764,253

Larchmont Resources LLC[3,5,8]	8,017	2,204,755

Mach Gen LLC[3,8]	313,469	783,672

Media General, Inc.[3,8,9]	6,554,344	393,261

Millennium Corporate Claim Litigation Trust[3,5,8]	70,485	705

Millennium Lender Claim Litigation Trust[3,5,8]	140,969	1,410

New Millennium Holdco, Inc.[3,5,8]	1,431,369	14,314

Ocean Rig UDW, Inc., Cl. A8	2,562,329	71,847,705

Quicksilver Resources, Inc.[3,5,8]	145,955,000	2,751,836

Sabine Oil[3,8]	17,596	897,396

Templar Energy, Cl. A3,5,8	1,799,429	1,889,400

VICI Properties, Inc.	352,051	7,164,238

Total Common Stocks (Cost $599,251,530)		611,897,569

	Units

Rights, Warrants and Certificates—0.0%

Ascent Resources - Marcellus LLC Wts., Strike Price $1, Exp. 12/31/49[8]	1,495,722	44,872

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[3,8]	55,793	362,655

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[3,8]	9,937	54,653

Total Rights, Warrants and Certificates (Cost $6,003,383)		462,180

29      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—5.7%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.87%[5,10] (Cost $875,570,340)	875,570,340	$875,570,340

Total Investments, at Value (Cost $16,342,075,930)	105.4%	16,177,337,962

Net Other Assets (Liabilities)	(5.4)	(824,581,015)

Net Assets	100.0%	$15,352,756,947

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares/Principal	Gross	Gross	Shares/Principal
	July 31, 2017	Additions	Reductions	July 31, 2018

Corporate Loan
Capital Markets
Aretec Group, Inc., Sr. Sec. Credit
Facilities 1st Lien Exit Term
Loan, 6.344% [LIBOR12+425], 11/23/20[a]	16,189,762	29,817,415	16,413,393	29,593,784
Aretec Group, Inc., Sr. Sec. Credit
Facilities 2nd Lien Term Loan, 9.594% [LIBOR12+450], 5/23/21 [a]	86,864,700	32,305,182	31,083,803	88,086,079
Energy Equipment & Services
Larchmont Resources LLC, Sr. Sec.
Credit Facilities 1st Lien Term Loan, 11.33% [LIBOR4+900], 8/7/20	6,692,610	357,298	—	7,049,908
Internet Software & Services
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.322% [LIBOR12+450], 12/15/24	—	162,717,000	162,717,000	—
Common Stock
Arch Coal, Inc., Cl. A	2,931,034	30,000	—	2,961,034
Aretec Group, Inc. [a]	700,132	117,616	117,493	700,255
Avaya Holdings Corp. [a]	—	5,506,017	1,291,228	4,214,789
Everyware Global, Inc.	1,397,654	—	—	1,397,654
Gymboree Corp. (The)	—	635,688	—	635,688
Gymboree Holding Corp.	—	1,798,615	—	1,798,615
J.G. Wentworth Co., Cl. A	—	2,944,486	—	2,944,486
Larchmont Resources LLC	8,017	—	—	8,017
Millennium Corporate Claim
Litigation Trust	70,485	—	—	70,485

30      OPPENHEIMER SENIOR FLOATING RATE FUND

Footnotes to Statement of Investments (Continued)

	Shares/Principal July 31, 2017		Gross Additions		Gross Reductions	Shares/Principal July 31, 2018

Millennium Lender Claim Litigation Trust	140,969		—		—	140,969
New Millennium Holdco, Inc.	1,431,369		—		—	1,431,369
Quicksilver Resources, Inc.	145,955,000		—		—	145,955,000
Templar Energy, Cl. A	1,799,429		—		—	1,799,429
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,017,372,359		4,340,219,464		4,482,021,483	875,570,340

	Value		Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Corporate Loan Capital Markets
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.344% [LIBOR12+425], 11/23/20 [a]	$—	[b]	$1,628,651		$89,467	$(126,493)
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.594% [LIBOR12+450], 5/23/21 [a]	—	[b]	8,659,660		436,541	(649,037)
Energy Equipment & Services
Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.33% [LIBOR4+900], 8/7/20	6,979,409		733,709	[c]	—	(73,711)
Internet Software & Services
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 6.322% [LIBOR12+450], 12/15/24	—		5,089,018		4,068	—
Common Stock
Arch Coal, Inc., Cl. A	250,473,866		4,396,551		—	25,175,179
Aretec Group, Inc. [a]	—	[b]	—		5,841,515	47,070,863
Avaya Holdings Corp. [a]	—	[b]	—		(2,498,811)	15,750,740
Everyware Global, Inc.	12,928,300		—		—	3,362,756
Gymboree Corp. (The)	8,105,022		17,401		—	150,145
Gymboree Holding Corp.	22,932,341		49,234		—	(21,431,429)
J.G. Wentworth Co., Cl. A	25,764,253		—		—	(18,565,335)
Larchmont Resources LLC	2,204,755		—		—	(561,210)
Millennium Corporate Claim Litigation Trust	705		—		—	—
Millennium Lender Claim Litigation Trust	1,410		—		—	—
New Millennium Holdco, Inc.	14,314		—		—	—
Quicksilver Resources, Inc.	2,751,836		—		—	65
Templar Energy, Cl. A	1,889,400		—		—	(5,983,101)

31      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional
Government Money Market Fund, Cl. E	$875,570,340	$19,093,807	$—	$—

Total	$1,209,615,951	$39,668,031	$3,872,780	$44,119,432

a. No longer an affiliate at period end.

b. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

c. All or a portion of the transactions were the result of non-cash interest or dividends.

6. Interest or dividend is paid-in-kind, when applicable.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $96,153,418 or 0.63% of the Fund’s net assets at period end.

8. Non-income producing security.

9. Security received as the result of issuer reorganization.

10. Rate shown is the 7-day yield at period end.

Glossary: Definitions
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
LIBOR52	London Interbank Offered Rate-Weekly
PRIME4	United States Prime Rate-Quarterly

See accompanying Notes to Financial Statements.

32      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $15,064,468,037)	$14,967,722,011
Affiliated companies (cost $1,277,607,893)	1,209,615,951

16,177,337,962

Cash	46,427,339

Receivables and other assets:
Investments sold	173,474,788
Interest and dividends	38,331,502
Shares of beneficial interest sold	22,779,705
Other	3,587,314

Total assets	16,461,938,610

Liabilities
Payables and other liabilities:
Investments purchased	1,068,370,131
Shares of beneficial interest redeemed	28,844,318
Dividends	6,900,442
Distribution and service plan fees	1,373,456
Trustees’ compensation	382,108
Shareholder communications	35,499
Other	3,275,709
Total liabilities	1,109,181,663

Net Assets	$15,352,756,947

Composition of Net Assets
Par value of shares of beneficial interest	$1,890,140

Additional paid-in capital	16,217,448,667

Accumulated net investment loss	(1,163,578)

Accumulated net realized loss on investments	(700,680,314)

Net unrealized depreciation on investments	(164,737,968)

Net Assets	$15,352,756,947

33      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,899,005,609 and 479,514,220 shares of beneficial interest outstanding)	$8.13
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.42

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,497,209,462 and 306,773,051 shares of beneficial interest outstanding)	$8.14

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,373,036,437 and 169,244,789 shares of beneficial interest outstanding)	$8.11

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $88,229,930 and 10,855,274 shares of beneficial interest outstanding)	$8.13

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $7,495,275,509 and 923,752,401 shares of beneficial interest outstanding)	$8.11

See accompanying Notes to Financial Statements.

34      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2018

Investment Income
Interest:
Unaffiliated companies	$767,500,071
Affiliated companies	16,111,038

Dividends:
Unaffiliated companies	13,518,330
Affiliated companies	23,490,358

Other income affiliated companies	66,635

Other income	8,345,761

Total investment income	829,032,193

Expenses
Management fees	86,035,684
Distribution and service plan fees:
Class A	9,778,485
Class B1	49,047
Class C	26,185,126
Class R	372,759

Transfer and shareholder servicing agent fees:
Class A	4,844,609
Class B1	7,393
Class C	3,213,540
Class I	356,895
Class R	93,133
Class Y	8,477,485

Shareholder communications:
Class A	48,717
Class B1	492
Class C	25,758
Class I	7,725
Class R	1,062
Class Y	78,228

Borrowing fees	18,906,989

Custodian fees and expenses	3,211,265

Trustees’ compensation	397,943

Other	1,483,844

Total expenses	163,576,179
Less waivers and reimbursements of expenses	(1,421,933)

Net expenses	162,154,246

Net Investment Income	666,877,947

35      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF

OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$(80,662,067)
Affiliated companies	3,872,780

Net realized loss	(76,789,287)
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	(57,618,159)
Affiliated companies	44,119,432

Net change in unrealized appreciation/depreciation	(13,498,727)

Net Increase in Net Assets Resulting from Operations	$576,589,933

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

36      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017

Operations
Net investment income	$666,877,947	$624,512,844

Net realized loss	(76,789,287)	(10,151,221)

Net change in unrealized appreciation/depreciation	(13,498,727)	400,778,269

Net increase in net assets resulting from operations	576,589,933	1,015,139,892

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(162,453,297)	(177,692,125)
Class B1	(240,866)	(1,036,557)
Class C	(88,603,441)	(100,110,245)
Class I	(53,268,033)	(50,773,036)
Class R	(2,901,255)	(2,060,527)
Class Y	(300,110,636)	(236,387,220)

	(607,577,528)	(568,059,710)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(123,393,923)	(1,187,027)
Class B1	(14,385,390)	(27,280,580)
Class C	(306,825,616)	(128,897,861)
Class I	275,932,060	149,303,066
Class R	22,745,659	21,420,875
Class Y	793,404,794	2,458,156,149

	647,477,584	2,471,514,622

Net Assets
Total increase	616,489,989	2,918,594,804

Beginning of period	14,736,266,958	11,817,672,154

End of period (including accumulated net investment loss of $1,163,578 and $3,928,601, respectively)	$15,352,756,947	$14,736,266,958

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

37      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.15	$7.85	$8.08	$8.40	$8.39

Income (loss) from investment operations:
Net investment income[1]	0.37	0.37	0.37	0.36	0.37
Net realized and unrealized gain (loss)	(0.05)	0.27	(0.21)	(0.32)	0.01

Total from investment operations	0.32	0.64	0.16	0.04	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.34)	(0.39)	(0.36)	(0.37)

Net asset value, end of period	$8.13	$8.15	$7.85	$8.08	$8.40

Total Return, at Net Asset Value[2]	3.96%	8.30%	2.12%	0.51%	4.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,899,006	$4,030,774	$3,883,693	$5,065,599	$6,881,421

Average net assets (in thousands)	$3,932,849	$4,213,255	$4,268,537	$5,637,843	$6,947,675

Ratios to average net assets:[3]
Net investment income	4.53%	4.63%	4.83%	4.41%	4.39%
Expenses excluding specific expenses listed below	0.99%	0.97%	0.97%	0.97%	0.97%
Interest and fees from borrowings	0.13%	0.15%	0.14%	0.11%	0.09%

Total expenses[4]	1.12%	1.12%	1.11%	1.08%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.11%	1.11%[5]	1.08%[5]	1.06%[5]

Portfolio turnover rate	66%	77%	28%	39%	57%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2018	1.13%
Year Ended July 31, 2017	1.13%
Year Ended July 31, 2016	1.11%
Year Ended July 31, 2015	1.08%
Year Ended July 31, 2014	1.06%

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

38      OPPENHEIMER SENIOR FLOATING RATE FUND

Class C	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.16	$7.86	$8.09	$8.40	$8.40

Income (loss) from investment operations:
Net investment income[1]	0.31	0.32	0.32	0.30	0.31
Net realized and unrealized gain (loss)	(0.06)	0.26	(0.22)	(0.31)	0.00[2]

Total from investment operations	0.25	0.58	0.10	(0.01)	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.28)	(0.33)	(0.30)	(0.31)

Net asset value, end of period	$8.14	$8.16	$7.86	$8.09	$8.40

Total Return, at Net Asset Value[3]	3.18%	7.48%	1.37%	(0.12)%	3.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,497,209	$2,809,704	$2,833,205	$3,537,526	$4,303,006

Average net assets (in thousands)	$2,618,471	$2,877,196	$3,063,608	$3,843,616	$3,949,603

Ratios to average net assets:[4]
Net investment income	3.78%	3.89%	4.09%	3.65%	3.68%
Expenses excluding specific expenses listed below	1.74%	1.72%	1.72%	1.73%	1.67%
Interest and fees from borrowings	0.13%	0.15%	0.14%	0.11%	0.09%

Total expenses[5]	1.87%	1.87%	1.86%	1.84%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.86%	1.86%[6]	1.84%[6]	1.76%[6]

Portfolio turnover rate	66%	77%	28%	39%	57%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2018	1.88%
Year Ended July 31, 2017	1.88%
Year Ended July 31, 2016	1.86%
Year Ended July 31, 2015	1.84%
Year Ended July 31, 2014	1.76%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

39      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.13	$7.83	$8.06	$8.37	$8.38

Income (loss) from investment operations:
Net investment income[1]	0.40	0.40	0.40	0.39	0.39
Net realized and unrealized gain (loss)	(0.06)	0.27	(0.22)	(0.31)	0.00[2]

Total from investment operations	0.34	0.67	0.18	0.08	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.37)	(0.41)	(0.39)	(0.40)

Net asset value, end of period	$8.11	$8.13	$7.83	$8.06	$8.37

Total Return, at Net Asset Value[3]	4.31%	8.65%	2.44%	0.94%	4.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,373,036	$1,100,191	$915,631	$1,165,355	$1,302,876

Average net assets (in thousands)	$1,190,927	$1,129,050	$1,014,977	$1,184,063	$620,338

Ratios to average net assets:[4]
Net investment income	4.88%	4.91%	5.15%	4.72%	4.62%
Expenses excluding specific expenses listed below	0.65%	0.65%	0.66%	0.65%	0.65%
Interest and fees from borrowings	0.13%	0.15%	0.14%	0.11%	0.09%

Total expenses[5]	0.78%	0.80%	0.80%	0.76%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.79%	0.80%[6]	0.76%[6]	0.74%[6]

Portfolio turnover rate	66%	77%	28%	39%	57%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2018	0.79%
Year Ended July 31, 2017	0.81%
Year Ended July 31, 2016	0.80%
Year Ended July 31, 2015	0.76%
Year Ended July 31, 2014	0.74%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

40      OPPENHEIMER SENIOR FLOATING RATE FUND

Class R	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.14	$7.85	$8.08	$8.39	$8.39

Income (loss) from investment operations:
Net investment income[1]	0.35	0.35	0.36	0.34	0.34
Net realized and unrealized gain (loss)	(0.04)	0.26	(0.22)	(0.31)	0.01

Total from investment operations	0.31	0.61	0.14	0.03	0.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.32)	(0.37)	(0.34)	(0.35)

Net asset value, end of period	$8.13	$8.14	$7.85	$8.08	$8.39

Total Return, at Net Asset Value[2]	3.82%	7.90%	1.87%	0.37%	4.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$88,230	$65,597	$42,546	$33,417	$22,949

Average net assets (in thousands)	$74,894	$52,459	$36,727	$27,664	$15,672

Ratios to average net assets:[3]
Net investment income	4.29%	4.34%	4.63%	4.14%	4.09%
Expenses excluding specific expenses listed below	1.24%	1.22%	1.23%	1.23%	1.23%
Interest and fees from borrowings	0.13%	0.15%	0.14%	0.11%	0.09%

Total expenses[4]	1.37%	1.37%	1.37%	1.34%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.36%	1.36%	1.37%[5]	1.34%[5]	1.32%[5]

Portfolio turnover rate	66%	77%	28%	39%	57%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2018	1.38%
Year Ended July 31, 2017	1.38%
Year Ended July 31, 2016	1.37%
Year Ended July 31, 2015	1.34%
Year Ended July 31, 2014	1.32%

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

41      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$8.13	$7.83	$8.07	$8.38	$8.37

Income (loss) from investment operations:
Net investment income[1]	0.39	0.39	0.39	0.38	0.39
Net realized and unrealized gain (loss)	(0.05)	0.27	(0.23)	(0.31)	0.01

Total from investment operations	0.34	0.66	0.16	0.07	0.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.36)	(0.40)	(0.38)	(0.39)

Net asset value, end of period	$8.11	$8.13	$7.83	$8.07	$8.38

Total Return, at Net Asset Value[2]	4.21%	8.58%	2.24%	0.87%	4.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,495,276	$6,715,590	$4,102,232	$6,035,847	$8,122,500

Average net assets (in thousands)	$6,857,395	$5,364,472	$4,648,275	$6,814,415	$7,250,969

Ratios to average net assets:[3]
Net investment income	4.78%	4.82%	5.06%	4.66%	4.63%
Expenses excluding specific expenses listed below	0.74%	0.72%	0.73%	0.72%	0.72%
Interest and fees from borrowings	0.13%	0.15%	0.14%	0.11%	0.09%

Total expenses[4]	0.87%	0.87%	0.87%	0.83%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.86%	0.87%[5]	0.83%[5]	0.81%[5]

Portfolio turnover rate	66%	77%	28%	39%	57%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2018	0.88%
Year Ended July 31, 2017	0.88%
Year Ended July 31, 2016	0.87%
Year Ended July 31, 2015	0.83%
Year Ended July 31, 2014	0.81%

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

42      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2018

1. Organization

Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment

Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

43      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for

44      OPPENHEIMER SENIOR FLOATING RATE FUND

2. Significant Accounting Policies (Continued)

the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$7,293,152	$—	$696,230,503	$177,040,114

1. At period end, the Fund had $696,230,503 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2019	$29,853,127
No expiration	666,377,376

Total	$696,230,503

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $42,872,850 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $203,947,679 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$203,947,679	$56,535,396	$260,483,075

The tax character of distributions paid during the reporting periods:

45      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2018	Year Ended July 31, 2017

Distributions paid from:
Ordinary income	$ 607,577,528	$ 568,059,710

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$16,354,378,076

Gross unrealized appreciation	$359,352,596
Gross unrealized depreciation	(536,392,710)

Net unrealized depreciation	$(177,040,114)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

46      OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related

47      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

48      OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table Investments, at Value:
Corporate Loans	$—	$14,219,587,027	$305,116,484	$14,524,703,511
Corporate Bonds and Notes	—	164,704,360	2	164,704,362
Common Stocks	416,226,167	161,569,678	34,101,724	611,897,569
Rights, Warrants and Certificates	—	44,872	417,308	462,180
Investment Company	875,570,340	—	—	875,570,340

Total Assets	$1,291,796,507	$14,545,905,937	$339,635,518	$16,177,337,962

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table Investments, at Value:
Corporate Loans	$—	$(6,642,415)	$6,642,415	$—
Common Stocks	9,565,544	(12,239,538)	12,239,538	(9,565,544)
Rights, Warrants and
Certificates	—	(431,256)	431,256	—

Total Assets	$9,565,544	$(19,313,209)	$19,313,209	$(9,565,544)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of July 31, 2017	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table Investments, at Value:
Corporate Loans	$354,033,583	$490,273	$5,064,229	$275,518
Corporate Bonds and Notes	2	—	—	—
Common Stocks	39,495,346	—	(7,739,737)	—
Rights, Warrants and Certificates	—	—	(13,948)	—

Total Assets	$393,528,931	$490,273	$(2,689,456)	$275,518

a. Included in net investment income.

49      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of July 31, 2018
Assets Table Investments, at Value:
Corporate Loans	$7,906,660	$(69,296,194)	$6,642,415	$—	$305,116,484
Corporate Bonds and Notes	—	—	—	—	2
Common Stocks	—	(327,879)	12,239,538	(9,565,544)	34,101,724
Rights, Warrants and Certificates	—	—	431,256	—	417,308

Total Assets	$7,906,660	$(69,624,073)	$19,313,209	$(9,565,544)	$339,635,518

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table Investments, at Value
Corporate Loans	$5,790,162
Common Stocks	(7,739,737)
Rights, Warrants and Certificates	(13,948)

Total	$(1,963,523)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of July 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table Investments, at Value:
Corporate Loans	$128,668,971	Broker Quote	N/A	N/A	N/A (a)
Corporate Loans	176,447,513	Discounted Cash Flow Model	Illiquidity Discount	N/A	3.69% (b)
			Implied rating	N/A	BB+
			Yield to Maturity	N/A	5.24%
Corporate Bonds and Notes	2	Estimated Recovery Proceeds	Nominal Value	N/A	0.0001% of Par (c)
Common Stocks	5,775,224	Broker Quote	N/A	N/A	N/A (a)
Common Stocks	16,428	Estimated Recovery Proceeds	Nominal Value	N/A	$0.01/share (c)
Common Stocks	25,164,975	Enterprise Value Model	Average EBITDA	11-13	12.0 (d)

50      OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

	Value as of July 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table Investments, at Value (Continued)
Common Stocks	$2,751,836	Estimated Recovery Proceeds	Market Value of Original Loan	N/A	$0.0189/ share (e)
Common Stocks	393,261	Estimated Recovery Proceeds	Auction Proceeds	N/A	$0.06/share (f)
Rights, Warrants and Certificates	417,308	Broker Quote	N/A	N/A	N/A (a)

Total	$339,635,518

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate loans using a discounted cash flow model which incorporates the Company’s EBITDA and leverage to determine an implied rating. The yield to maturity on other issues with similar leverage and rating is used as a basis for the discount rate, with an additional illiquidity discount applied. The illiquidity discount was determined based on the implied discount rate at origination. The Manager periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. Such security’s fair valuation could increase (decrease) significantly based on a decrease (increase) in the illiquidity discount. Such security’s fair valuation could also increase (decrease) based on an increase (decrease) in the implied rating or a decrease (increase) in the yield to maturity on other issues.

(c) The Fund fair values certain securities held at a nominal value to reflect the low probability of receipt of future payments to be received. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

(d) The Fund fair values certain common stocks received from a restructuring using an enterprise value model which incorporates the Company’s EBITDA and an EBITDA multiple, current cash balance and debt (as disclosed within the Company’s most recent financial statements). The EBITDA multiple is derived based on a discount to the average multiple for comparable companies. The Manager periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the EBITDA multiple will result in a significant increase (decrease) to the fair value of the investment.

(e) The Fund fair values certain common stocks received from a restructuring at the estimated amount of future recovery proceeds. This estimate is based on the market value of the original loan held prior to the restructuring (as determined by a pricing service) less the cash distribution received as part of the restructuring. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the market value of the original loan position will result in a significant increase (decrease) to the fair value of the investment.

(f) The Fund fair values certain common stocks received following a merger at the estimated amount of future recovery proceeds from the sale of assets as disclosed within the Company’s financial statements, less cash distributions received. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the auction proceeds will result in a significant increase (decrease) to the fair value of the investment.

51      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate senior loans. Senior loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The senior loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some senior loans. As a result, some senior loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

When investing in senior loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from

52      OPPENHEIMER SENIOR FLOATING RATE FUND

4. Investments and Risks (Continued)

the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

At period end, securities with an aggregate market value of $14,524,703,511, representing 94.61% of the Fund’s net assets were comprised of senior loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest and/or principal payment.

Information concerning securities not accruing income at period end is as follows:

53      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Cost	$414,009,805
Market Value	$349,410,086
Market Value as % of Net Assets	2.28%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

54      OPPENHEIMER SENIOR FLOATING RATE FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	113,887,862	$926,101,627	212,619,945	$1,724,600,788
Dividends and/or distributions reinvested	18,691,785	151,801,016	19,919,567	161,393,190
Redeemed	(147,859,223)	(1,201,296,566)	(232,491,898)	(1,887,181,005)

Net increase (decrease)	(15,279,576)	$(123,393,923)	47,614	$(1,187,027)

Class B
Sold	26,047	$211,878	217,848	$1,761,719
Dividends and/or distributions reinvested	27,544	223,646	117,699	950,895
Redeemed[1]	(1,822,074)	(14,820,914)	(3,707,834)	(29,993,194)

Net decrease	(1,768,483)	$(14,385,390)	(3,372,287)	$(27,280,580)

Class C
Sold	31,355,000	$255,178,689	63,507,943	$515,694,321
Dividends and/or distributions reinvested	9,880,807	80,339,393	10,717,452	86,880,856
Redeemed	(78,982,795)	(642,343,698)	(90,249,461)	(731,473,038)

Net decrease	(37,746,988)	$(306,825,616)	(16,024,066)	$(128,897,861)

Class I
Sold	84,967,842	$689,505,669	85,803,963	$693,436,650
Dividends and/or distributions reinvested	4,117,781	33,364,407	4,460,881	36,066,457
Redeemed	(55,203,401)	(446,938,016)	(71,841,866)	(580,200,041)

Net increase	33,882,222	$275,932,060	18,422,978	$149,303,066

Class R
Sold	4,388,349	$35,653,807	4,259,383	$34,567,418
Dividends and/or distributions reinvested	339,074	2,753,282	233,620	1,892,149
Redeemed	(1,928,149)	(15,661,430)	(1,859,678)	(15,038,692)

Net increase	2,799,274	$22,745,659	2,633,325	$21,420,875

Class Y
Sold	342,275,108	$2,777,278,627	529,650,729	$4,291,729,814
Dividends and/or distributions reinvested	32,789,994	265,782,200	25,245,680	204,249,504
Redeemed	(277,451,475)	(2,249,656,033)	(252,544,451)	(2,037,823,169)

Net increase	97,613,627	$793,404,794	302,351,958	$2,458,156,149

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

55      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$10,859,784,301	$9,179,508,161

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Next $5 billion	0.58
Next $10 billion	0.56
Over $20 billion	0.55

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the

56      OPPENHEIMER SENIOR FLOATING RATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R, and had previously adopted a similar plan for Class B shares, shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained

57      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B1 Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
July 31, 2018	$480,386	$73,176	$90	$208,020	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,421,933 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

    The Fund did not have any borrowings under the agreement during the period.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$16,087,291

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $8,179,657 at period end. The Fund generally will maintain

58      OPPENHEIMER SENIOR FLOATING RATE FUND

9. Borrowings and Other Financing (Continued)

with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these investments have a market value of $8,147,361 and have been included as Corporate Loans in the Statement of Investments.

59      OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Senior Floating Rate Fund:

Opinion on the Financial Statements

    We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund (the “Fund”), including the statement of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

    These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

    We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

    We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

September 26, 2018

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 2.89% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $17,624,682 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $544,794,381 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

61      OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 56 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2013) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

63      OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Trustee (since 2005) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994- 2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003- 2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer (since 2015) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Lukkes, Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President (since 1999) Year of Birth: 1964	Head of High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Sub-Adviser (since May 2009). Vice President of the Sub-Adviser (December 2000-April 2009).

David Lukkes, Vice President (since 2015) Year of Birth: 1971	Senior Portfolio Manager of the Sub-Adviser (Since January 2015). Vice President of the Sub-Adviser (Since 2013) Senior Research Analyst of the Sub-Advisor (from September 2008 to January 2015). Assistant Vice President of the Sub-Adviser (from January 2012 to May 2013).

65      OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER SENIOR FLOATING RATE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

67      OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

68      OPPENHEIMER SENIOR FLOATING RATE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

69      OPPENHEIMER SENIOR FLOATING RATE FUND

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account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0291.001.0718 September 26, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $79,200 in fiscal 2018 and $74,300 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $12,000 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $880,253 in fiscal 2018 and $1,043,352 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/21/2018